UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
1934

                    Report for Event: February 7, 1996

                               INDENET, INC.
          (Exact name of registrant as specified in its charter)

          Delaware       0-18034        68-0158367
     (State of other     (Commission    (IRS Employer
     jurisdiction of     File No.)      Identification No.)
     incorporation)

                1640 N. Gower Street, Los Angeles, CA 90028
          (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (213) 466-6388

                              Not applicable
                         (Former name and address)





Item 1.  Changes in Control of Registrant.

     Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     On February 7, 1996, IndeNet, Inc. ("the Company") consummated the acquisition of Starcom Television Services
("Starcom"). Attached as Exhibit 1A to this document is the Company's press release related to the completion of the acquisition. For further details of the transaction, refer to the Company's 10-QSB for the nine months ended December 31, 1995, filed on February 12, 1996.

Item 3.  Bankruptcy or Receivership

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     Not applicable

Item 5.  Other Events.

     Not applicable

Item 6.  Resignations of Registrant's Directors.

     Not applicable

Item 7.  Financial Statements and Exhibits.

     Historical Financial Statements for Starcom will be filed not later than 60 days after the filing date.

     Exhibit No.    Description

     1A Press Release pertaining to the acquisition of Starcom.

Item 8.  Change in Fiscal Year.

     Not applicable.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by theundersigned hereunto duly authorized.

                                        INDENET, INC.

Date:  February 22, 1996                /s/ Lewis K. Eisaguirre
                                        Lewis K. Eisaguirre
                                   Its: Chief Financial Officer
                                        and Secretary